UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2009

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-595-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Members of management of ConAgra Foods, Inc. (the "Company") will meet with members of the investment community on May 13, 14 and 15, 2009. During these meetings, management of the Company is expected to reaffirm previously issued guidance of fiscal 2009 diluted earnings per share from continuing operations, excluding items impacting comparability, of slightly above $1.50. A reconciliation for Regulation G purposes is attached as exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The Company expects to comment on its fiscal 2010 outlook with its Q4 2009 earnings release, scheduled to be issued on June 25, 2009. At its meetings with members of the investment community this week, senior management is also expected to reaffirm previously issued guidance of long-term annual earnings per share growth, excluding items impacting comparability, of 8-10% and long-term return on invested capital, excluding items impacting comparability, approaching 12-13% over long term. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of earnings per share growth and return on invested capital impracticable.

Management believes these non-GAAP financial measures provide a useful tool for investors in examining the Company’s expected operational results for the year and facilitate year-to-year comparisons.

This Form 8-K contains forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility to update these statements. Readers of this Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, availability and prices of raw materials, product pricing, future economic circumstances, industry conditions, the Company’s ability to execute its operating plans, the competitive environment and related market conditions, operating efficiencies, the ultimate impact of the Company’s recalls, access to capital, actions of governments and regulatory factors affecting the Company’s businesses and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this Form 8-K, which speak only as of the date made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 FY09 EPS Reconciliation for Regulation G Purposes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

May 13, 2009	By:	Colleen Batcheler

Name: Colleen Batcheler
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	FY09 EPS Reconciliation for Regulation G Purposes